Exhibit 10.2


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                                                                    Exhibit 10.2
                                                                    ------------





                   AMENDMENT NO. 6 TO STOCKHOLDERS' AGREEMENT


    AMENDMENT NO. 6 (this "Amendment"), effective as of December 17, 2004, to
                           ---------
that certain STOCKHOLDERS' AGREEMENT (the "Stockholders' Agreement"), dated
                                           -----------------------
November 22, 1995, as amended by that Amendment No. 1, effective September 11, 1996, and as amended by that Amendment No. 2, effective as of December 10, 1996, and as amended by that Amendment No. 3, effective as of February 4, 1997, and as amended by that Amendment No. 4, effective as of June 30, 2000, and as amended by that Amendment No. 5, effective as of April 5, 2002, by and among Leonard A. Lauder, Ronald S. Lauder, William P. Lauder, Gary M. Lauder, LAL Family Partners L.P., Lauder & Sons L.P., The Ronald S. Lauder Foundation, Gary M. Lauder as Custodian under the New York Uniform Transfers to Minors Act f/b/o
Rachel Lauder, Gary M. Lauder as Custodian under the New York Uniform Transfers to Minors Act f/b/o Danielle Lauder and the trustees of the various trusts set forth on the signature pages hereof (hereinafter collectively referred to as the "Stockholders"), and THE ESTEE LAUDER COMPANIES INC., a corporation organized
 ------------
under the laws of the State of Delaware (the "Corporation").  Capitalized terms
                                              -----------
defined in the Stockholders' Agreement and not otherwise defined herein being used herein as therein defined.

                              W I T N E S S E T H :

    WHEREAS, the Stockholders desire to amend the Stockholders' Agreement to delete a Stockholder as party thereto.

    NOW THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

    Article 1. Amendment. The Stockholders' Agreement is hereby amended to delete Lauder & Sons L.P. as a party to the Stockholders' Agreement.

    Article 2. Miscellaneous. (a) Upon the effectiveness of this Amendment, each reference in the Stockholders' Agreement to "this agreement," "hereunder," "hereof," "herein," or words of like import, shall mean and be a reference to the Stockholders' Agreement as amended hereby.

    (b) This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without giving effect to the provisions, policies or principles thereof respecting conflict or choice of laws.

    (c) This Amendment shall be binding upon and inure to the benefit of the Corporation, its successors and assigns and to the Stockholders and their respective heirs, personal representatives, successors and assigns.

    (d) This Amendment may not be changed orally, but only by an agreement in writing as signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.


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    (e) With respect to obligations of trustees who are parties hereto in their capacity as trustees of one or more trusts, this Amendment shall be binding upon such trustees only in their capacities as trustees, not individually and not with respect to any Shares, other than Shares held by them in their capacity as trustees of such trusts.

    (f) This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies each signed by less than all, but together signed by all, the parties hereto.

             [The remainder of this page intentionally left blank.]



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IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this
Amendment as of the date first above written.


                                    THE ESTEE LAUDER COMPANIES INC.



                                    By:     /s/ Sara E. Moss
                                       -----------------------------------------
                                       Name:     Sara E. Moss
                                       Title:    Executive Vice President,
                                                 General Counsel and Secretary




                                          /s/ Leonard A. Lauder
                                    --------------------------------------------
                                    Leonard A. Lauder, (a) individually, (b) as
                                    President of LAL Family Corporation, the
                                    sole general partner of LAL Family Partners
                                    L.P., (c) as a Class B General Partner of
                                    Lauder & Sons L.P. and (d) as Trustee of
                                    The Estee Lauder 2002 Trust



                                         /s/ Ronald S. Lauder
                                    --------------------------------------------
                                    Ronald S. Lauder, (a) individually, (b) as
                                    Trustee of The Descendents of RSL 1966
                                    Trust, (c) as a Class B General Partner of
                                    Lauder & Sons L.P., (d) as Trustee of The
                                    1995 Estee Lauder RSL Trust (a Class B
                                    General Partner of Lauder & Sons L.P.), (e)
                                    as Chairman of the Ronald S. Lauder
                                    Foundation and (f) as Trustee of The Estee
                                    Lauder 2002 Trust




                                        /s/ William P. Lauder
                                    --------------------------------------------
                                    William P. Lauder, (a) individually, (b) as
                                    Trustee of the 1992 GRAT Remainder Trust
                                    f/b/o William Lauder and (c) as Trustee of
                                    the 1992 GRAT Remainder Trust f/b/o Gary
                                    Lauder
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                                       /s/ Gary M. Lauder
                                    --------------------------------------------
                                    Gary M. Lauder, (a) individually, (b) as
                                    Trustee of the 1992 GRAT Remainder Trust
                                    f/b/o William Lauder, (c) as Trustee of the
                                    1992 GRAT Remainder Trust f/b/o Gary
                                    Lauder, (d) as custodian under the New
                                    York Uniform Transfers to Minors Act for
                                    the benefit of Danielle Lauder, (e) as
                                    custodian under the New York Uniform
                                    Transfers to Minors Act for the benefit of
                                    Rachel Lauder and (f) as Trustee of the Gary
                                    M. Lauder Revocable Trust u/a/d as of
                                    August 10, 2000, Gary M. Lauder, Settlor




                                      /s/ Joel S. Ehrenkranz
                                  ----------------------------------------------
                                  Joel S. Ehrenkranz, (a) as Trustee of the 1992 GRAT Remainder Trust f/b/o William
                                  Lauder and (b) as Trustee of the 1992
                                  GRAT Remainder Trust f/b/o Gary Lauder




                                      /s/ Richard D. Parsons
                                  ----------------------------------------------
                                  Richard D. Parsons, (a) as Trustee of the
                                  Trust f/b/o Aerin Lauder and Jane Lauder
                                  u/a/d December 15, 1976, created by Estee
                                  Lauder and Joseph H. Lauder, as Grantors,
                                  (b) as Trustee of the Trust f/b/o Aerin
                                  Lauder and Jane Lauder u/a/d December 15,
                                  1976, created by Ronald S. Lauder, as
                                  Grantor, (c) as Trustee of The 1995 Estee
                                  Lauder RSL Trust (a Class B General
                                  Partner of Lauder & Sons L.P.), (d)
                                  as Trustee of the Aerin Lauder Zinterhofer
                                  2000 Revocable Trust u/a/d April 24, 2000,
                                  Aerin Lauder Zinterhofer, as Grantor and (e)
                                  as Trustee of the Aerin Lauder Zinterhofer
                                  2004 GRAT


                                     /s/ Ira T. Wender
                                  ----------------------------------------------
                                  Ira T. Wender, as Trustee of The Estee
                                  Lauder 2002 Trust


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                                    /s/ George Schiele
                                  ----------------------------------------------
                                  George Schiele, as Trustee of The 1995 Estee
                                  Lauder LAL Trust (a Class B General
                                  Partner of Lauder & Sons L.P.)




                                    /s/ Edward Elson
                                  ----------------------------------------------
                                  Edward Elson, as Trustee of The 1995 Estee
                                  Lauder LAL Trust (a Class B General
                                  Partner of Lauder & Sons L.P.)



                                 NORTHERN TRUST COMPANY, (a) as
                                 Trustee of The 1995 Estee Lauder LAL
                                 Trust (a Class B General Partner of Lauder
                                 & Sons L.P.) and (b) as Trustee of The 1995
                                 Estee Lauder RSL Trust (a Class B General
                                 Partner of Lauder & Sons L.P.)




                                 By:      /s/ Nancy Felton-Elkins
                                    --------------------------------------------
                                    Name:       Nancy Felton-Elkins
                                    Title:      Senior Vice President


                                 THE ROCKEFELLER TRUST COMPANY
                                 (DELAWARE), as Trustee of the Aerin
                                 Lauder Zinterhofer 2004 GRAT




                                 By:      /s/ Christine A. Welch
                                    --------------------------------------------
                                    Name:       Christine A. Welch
                                    Title:      Vice President